Ivy Variable Insurance Portfolios

Supplement dated April 12, 2018 to the

Ivy Variable Insurance Portfolios Prospectus

dated April 28, 2017

as supplemented July 14, 2017, August 10, 2017, December 8, 2017, December 29, 2017, February 6, 2018 and February 26, 2018

Advantus Capital Management, Inc., the subadviser to Ivy VIP Advantus Real Estate Securities, will change its name to Securian Asset Management, Inc. (Securian) effective April 30, 2018. Therefore, effective April 30, 2018, the Prospectus is amended to reflect the following name changes:

∎	The name of Ivy VIP Advantus Real Estate Securities is changed to Ivy VIP Securian Real Estate Securities

∎	All references to Advantus Capital Management, Inc. and Advantus Capital are amended to read Securian Asset Management, Inc. and Securian, respectively.

Effective April 30, 2018, the following replaces the “Portfolio Managers” section for Ivy VIP Securian Real Estate Securities:

Portfolio Managers

Lowell R. Bolken, Vice President and Portfolio Manager of Securian, has managed the Portfolio since April 2006; Matthew K. Richmond, Vice President and Portfolio Manager of Securian, has managed the Portfolio since January 2014; and Joshua M. Klaetsch, Portfolio Manager of Securian, has managed the Portfolio since April 2018.

Effective immediately, the following is inserted as a new paragraph for each Portfolio in the “More About the Portfolios — Additional Information about Principal Investment Strategies, Other Investments and Risks” section:

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

Effective immediately, the following bullet point is inserted as a Non-Principal Risk for each Portfolio in the “More About the Portfolios — Additional Information about Principal Investment Strategies, Other Investments and Risks” section:

∎	Securities Lending Risk

Effective immediately, the following is inserted immediately following the “More About the Portfolios — Defining Risks — Sector Risk” section:

Securities Lending Risk — Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Portfolio that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Portfolio if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Portfolio bearing any loss.

Effective April 30, 2018, the following replaces the “The Management of the Portfolios — Portfolio Management — Ivy VIP Securian Real Estate Securities” section:

Ivy VIP Securian Real Estate Securities: Lowell R. Bolken, Matthew K. Richmond and Joshua M. Klaetsch are primarily responsible for the day-to-day portfolio management of Ivy VIP Securian Real Estate Securities. Messrs. Bolken, Richmond and Klaetsch also are primarily responsible for the day-to-day portfolio management of Ivy Securian Real Estate Securities Fund, which also is managed by IICO. Mr. Bolken has held his Portfolio responsibilities since April 2006. He has been a Portfolio Manager with Securian since September 2005. From April 2001 to September 2005, he was Managing Director and Manager, Corporate Bond Research, Dain Rauscher, Inc.

Mr. Richmond has held his Portfolio responsibilities since January 2014. He has been a Vice President and Portfolio Manager with Securian since December 2013. Most recently, Mr. Richmond served as Director of Real Estate Securities Portfolio Management for Principal Real Estate Investors, the dedicated real estate group of Principal Global Investors, a position he held since 2000. He received a BS in Finance from the University of Nebraska and an MBA in Finance from the University of Iowa.

Mr. Klaetsch has held his Portfolio responsibilities since April 2018. He has been an Investment Officer with Securian since November 2016 and has been an analyst at Securian since joining the firm in June 2008. He is a CFA Charterholder, received a BA in Economics and Business Management from Luther College and an MBA in Real Estate Finance from the University of Wisconsin.

Supplement	Prospectus	1